================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          Farmers & Merchants Bancorp
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                         [LOGO OF FARMERS & MERCHANTS]

                          FARMERS & MERCHANTS BANCORP
                   121 West Pine Street, Lodi, CA 95240-2184

March 18, 2000

Dear Stockholder:

   The Annual Meeting of Stockholders of Farmers & Merchants Bancorp will be held this year at 121 West Pine Street, Lodi, CA, on Monday, April 17, 2000, at 4:00 p.m. We look forward to your attendance.

   The following Proxy Statement outlines the business to be conducted at the meeting, which includes the election of directors, the ratification of Arthur Andersen LLP as independent auditors and any other matters which properly come before the Meeting.

   A copy of the Company's 1999 annual Report to Stockholders is also enclosed.

   We hope you will be able to attend the meeting in person. A tour of the Bank's new Loan Processing and Operations Service Centers will be held immediately following the business session of the Annual Stockholders' meeting. A buffet consisting of hors d'oeuvres and refreshments will be served after the facility tour. The Directors and Senior Management greatly appreciate the interest expressed by our stockholders. Whether or not you plan to attend the meeting, it is important that you are represented and that your shares are voted. Accordingly, after reviewing the Proxy Statement, we ask you to complete, sign and date the proxy card and return it as soon as possible in the postage-paid envelope that has been provided for your convenience.

Sincerely,

/s/ Ole R. Mettler                   /s/ Kent A. Steinwert
Ole R. Mettler                       Kent A. Steinwert
Chairman of the Board                President and Chief Executive
                                     Officer

                         [LOGO OF FARMERS & MERCHANTS]

                          FARMERS & MERCHANTS BANCORP
                   121 West Pine Street, Lodi, CA 95240-2184

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           To be held April 17, 2000

To the Stockholder Addressed:

   NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Farmers & Merchants Bancorp, a Delaware corporation (the "Company"), will be held at its Main Office, 121 West Pine Street, Lodi, CA, on Monday, April 17, 2000, at 4:00 p.m. to:

  1. Elect the following eleven (11) Directors to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified:

         Stewart C. Adams, Jr.                Harry C. Schumacher
         Ralph Burlington                     Hugh Steacy
         Robert F. Hunnell                    Kent A. Steinwert
         Ole R. Mettler                       Calvin (Kelly) Suess
         James E. Podesta                     Carl A. Wishek, Jr.
         George Scheideman

  2. Ratify the appointment of Arthur Andersen LLP by the Board of Directors, to act as independent auditors for the year ending December 31, 2000.

  3. Act upon such other matters as may properly come before such meeting or any adjournment or postponement thereof.

   The Board of Directors has fixed the close of business on February 28, 2000 as the record date for determining the holders of the Common Stock of the Company entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. A complete list of stockholders entitled to vote will be available at the office of the Secretary of the Company at 121 W. Pine Street, Lodi, CA for ten days prior to the meeting.

   You are strongly encouraged to attend the Annual Meeting. Please complete, sign, date and return, as promptly as possible, the enclosed proxy and immediately return it in the envelope provided for your use. This is important whether or not you plan to attend the meeting in person. The giving of such proxy will not affect your right to revoke such proxy or to vote in person, should you attend the annual meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ Donald H. Fraser
                                          Donald H. Fraser
                                          Secretary

Dated: March 18, 2000


                            YOUR VOTE IS IMPORTANT
   TO INSURE YOUR VOTE IS REPRESENTED, YOU ARE URGED TO COMPLETE, SIGN, DATE
                        AND PROMPTLY RETURN YOUR PROXY.

                                PROXY STATEMENT
                          FARMERS & MERCHANTS BANCORP
                   121 West Pine Street, Lodi, CA 95240-2184

   This Proxy Statement is furnished to the stockholders of Farmers & Merchants Bancorp (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be used in voting at the Annual Meeting of Stockholders to be held on April 17, 2000, 121 West Pine Street, Lodi, CA at 4:00 p.m., and at any adjournment or postponement thereof (the "Meeting"). All expenses incidental to the preparation and mailing, or otherwise making available to all stockholders of the notice, Proxy Statement and formal Proxy will be paid by the Company. This Proxy Statement and the enclosed Proxy are being mailed to the Company's stockholders on or about March 18, 2000.

   This Proxy Statement outlines the business to be conducted at the Annual Meeting, which, includes the election of directors and the ratification of Arthur Andersen LLP as independent auditors.

Voting Rights and Vote Required

   Only stockholders of record at the close of business on February 28, 2000 (the "Record Date"), will be entitled to vote in person or by proxy. On that date, there were 660,154 shares of Common Stock outstanding and entitled to vote.

   Stockholders of Common Stock of the Company are entitled to one vote for each share held, except that in the election of Directors, because of the application of Section 2115 of the California Corporation law, each stockholder may be eligible to exercise cumulative voting rights and may be entitled to as many votes as shall equal the number of shares of Common Stock held by such stockholder multiplied by the number of Directors to be elected, and such stockholder may cast all of such votes for a single nominee or may distribute them among two or more nominees. For example, if you own 10 shares and 11 directors are being elected, you have 110 votes--you can cast all of them for one or more directors if you so choose. No stockholder, however, shall be entitled to cumulate votes (i.e., cast for any one or more candidates a number of votes greater than the number of stockholder's shares) unless the name(s) of the candidate(s) has (have) been placed in nomination prior to the commencement of the voting in accordance with Article III, Section 3.4 of the Company's By-Laws (which requires that nominations made other than by the Board of Directors be made by notification in writing delivered or mailed to the President of the Company not less than 30 days or more than 60 days prior to any meeting of stockholders) and in accordance with Article II, Section 2.9 of the Company's By-Laws, a stockholder has given at least two days written notice to the Secretary of the Company of an intention to cumulate votes prior to the voting. If any stockholder has given such notice, all stockholders may cumulate their votes for candidates in nomination, in which event votes represented by Proxies delivered pursuant to this Proxy Statement may be cumulated, in the discretion of the proxy holders, in accordance with the recommendation of the Board of Directors. Discretionary authority to cumulate votes in such event is, therefore, solicited in this Proxy Statement.

   In the election of directors, the 11 nominees receiving the highest number of votes will be elected. Approval of the selection of the independent auditors and on such other matters, if any, will require the affirmative vote of a majority of the shares represented and voting at the meeting provided the quorum provisions of Article II, Section 2.7 of the By-Laws are met. Abstentions will not count as votes in favor of the election of directors or any of the other proposals.

Voting of Proxies--Quorum

   The shares represented by all properly executed proxies received in time for the Meeting will be voted in accordance with the stockholders' choices specified therein; provided, however, that where no choices have been specified, the shares will be voted "FOR" the election of the 11 nominees for Director recommended by the Board of Directors, "FOR" the ratification of the appointment of Arthur Andersen LLP as independent auditors, and on such other matters, if any, which may properly come before the Meeting (including any proposal to adjourn the Meeting). A majority of the shares entitled to vote represented either in person or by a properly executed Proxy, will constitute a quorum at the Meeting. Abstentions and broker "non-votes" are each included in the determination of the number of shares present and voting for purposes of determining the presence of a quorum. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Abstentions will be included in tabulations of the votes cast on proposals presented to the stockholders and therefore will have the effect of a negative vote. Broker "non-votes" will not be counted for purposes of determining the number of votes cast for a proposal.

Revocability of Proxy

   A stockholder using the enclosed proxy may revoke the authority conferred by the proxy at any time before it is exercised by delivering written notice of revocation to the Secretary of the Company or a duly executed proxy bearing a later date, or by appearing and voting by ballot in person at the Meeting. In the event that signed proxies are returned without voting instructions, proxies will be voted in favor of the actions to be voted upon.

                                  PROPOSAL 1

                             ELECTION OF DIRECTORS

   At the Meeting it will be proposed to elect eleven (11) Directors of the Company, each to hold office until the next annual meeting and until successors shall be elected and qualified. It is the intention of the proxy holders named in the enclosed Proxy to vote such Proxies (except those containing contrary instructions) for the 11 nominees named below.

   The following table sets forth each of the nominees for election as a Director, their age, their principal occupation for the past five years and the period during which they have served as Director of the Company.

                                Principal Occupation During Past       Director
 Name                       Age Five Years                              Since
 ----                       --- --------------------------------       --------
 Stewart C. Adams, Jr......  62 Attorney                                 1997
 Ralph Burlington..........  76 Retired, Former Co-owner San Joaquin
                                 Sulfur Co.                              1968
 Robert F. Hunnell.........  79 Retired, Former Owner, Hunnell's
                                 Pharmacy                                1970
 Ole R. Mettler............  82 Chairman of the Board and Retired
                                 Bank President                          1973
 James E. Podesta..........  79 Orchardist                               1980
 George Scheideman.........  80 Retired, Former Produce Buyer            1973
 Harry C. Schumacher.......  79 Retired since 1997, prior thereto
                                 President of the Bank                   1997
 Hugh Steacy...............  89 Retired, Former President, Henderson
                                 Bros. Co., Inc. (plumbing,
                                 contracting and hardware)               1964
 Kent A. Steinwert.........  47 President and Chief Executive
                                 Officer (since August 1997, prior
                                 thereto, a senior officer with Bank
                                 of America National Trust and
                                 Savings Association)                    1998
 Calvin (Kelly) Suess......  64 Co Owner, Lodi Nut Company, Inc.         1990
 Carl A. Wishek, Jr........  61 Assistant Vice President of the Bank     1988

   None of the directors of the Company were selected pursuant to arrangements or understandings other than with the directors and stockholders of the Company acting within their capacity as such. There are no family relationships between any of the directors, and none of the directors serves as a director of any company which has a class of securities registered under, or subject to periodic reporting requirements of, the Securities Exchange Act of 1934, as amended, or any company registered as an investment company under the Investment Company Act of 1940.

   The Board does not anticipate that any of the nominees will be unable to serve as a director of the Company, but if that should occur before the Meeting, the proxy holders, in their discretion, upon the recommendation of the Company's Board of Directors, reserve the right to substitute as nominee and vote for another person of their choice in the place and stead of any nominee unable so to serve. The proxy holders reserve the right to cumulate votes for the election of directors and cast all of such votes for any one or more of the nominees, to the exclusion of the others, and in such order of preference as the proxy holders may determine in their discretion, based upon the recommendation of the Board of Directors.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES LISTED ABOVE.

Board of Directors Meetings

   During the calendar year ending December 31, 1999, the Board of Directors of the Company met eight (8) times and the Board of Directors of the Bank met fifty-one (51) times. Each incumbent attended more than 75% of the Meetings of the Board of Directors and Committees on which they served, with the exception of the Chair of the Year 2000 Committee.

Committees of the Board of Directors

   The Company's principal asset and only investment is its wholly owned subsidiary, Farmers & Merchants Bank of Central California (the "Bank"). The directors of the Company are also directors of the Bank. As such, Bank Committees supervise and review the activities of the Bank, which in turn report to the Company's Board of Directors.

   Neither the Bank nor the Company has a nominating committee.

 Audit Committee

   The Audit Committee of the Bank directs the activities of the internal and independent auditors of the Company to ensure compliance with applicable laws. The Audit Committee examines the affairs of the Bank through reports of examinations made by the independent auditors, internal auditors and regulatory agencies. The committee reviews the examinations of Bank operations, loans and credits and reports the results to the Bank's Board of Directors. The Committee met 13 times in 1999 and is comprised of the following members: Messrs. Hunnell (Chairperson), Burlington, and Scheideman.

 Expense Committee

   The Expense Committee of the Bank reviews and examines all Company expenses on a monthly basis comparing the results with the annual budget, the previous month and prior year, and proposes recommendations for management on controllable expenses. The Committee met 12 times in 1999 and is comprised of the following voting members: Messrs. Podesta (Chairperson), Suess and Wishek. Mr. Mettler is an Ex Officio member.

 CRA Committee (Community Reinvestment Act)

   The CRA Committee reviews the Bank's efforts and responsibilities in accordance with the Community Reinvestment Act. The Committee makes recommendations to the Board of Directors to assure the Bank is meeting the credit, investment and service needs of all segments of the communities it serves. The Committee met 12 times in 1999 and is comprised of the following voting members: Messrs. Suess (Chairperson), Podesta and Wishek. Mr. Mettler is an Ex Officio member.

 Year 2000 Committee

   The Year 2000 Committee of the Bank addresses the issues of: (a) computer system readiness, (b) continued vendor product and service support, (c) evaluation of credit risk of major Bank borrowers and (d) investment and Asset/Liability exposure. The Committee reviewed and monitored the Company's progress on this important compliance issue. The committee met 4 times in 1999. The committee is chaired by Mr. Ralph Burlington with officers of the Bank.

 Personnel Committee

   The Committee is comprised of the following voting members: Messrs. Steacy (Chairperson), Schumacher and Adams. Mr. Mettler is an Ex Officio member. The Committee met seven times in 1999.

Compensation Committee Interlocks and Insider Participation

   The personnel committee is made up of three members of the Board of Directors, none of which are officers or employees of the Company.

Executive Officers

   Set forth below is certain information regarding the executive officers of the Bank, with the exception of Mr. Steinwert whose information is set forth under "--Nominees":

                                          Principal Occupation During the Past
 Name and Position(s)                 Age Five Years
 --------------------                 --- ------------------------------------
 Richard S. Erichson.................  52 Executive Vice President and Senior
  Executive Vice President & Senior        Credit Officer of the Bank since
  Credit Officer (Beginning Dec. 14,       December 1998, prior thereto,
  1998)                                    Senior Vice President/Senior
                                           Commercial Banking Manager, Bank of
                                           America National Trust and Savings
                                           Association.

 Donald H. Fraser....................  63 Executive Vice President and Chief
  Executive Vice President & Chief         Operating Officer of the Bank since
  Operating Officer, and Secretary         April 1996, prior thereto, Senior
                                           Vice President and Chief Operating
                                           Officer of the Bank.

 John R. Olson.......................  47 Executive Vice President and Chief
  Executive Vice President & Chief         Financial Officer of the Bank since
  Financial Officer, and Treasurer         April 1996, prior thereto, Senior
                                           Vice President and Chief Financial
                                           Officer of the Bank.

 Douglas E. Eddy.....................  52 First Vice President and Credit
  Senior Vice President, Branch            Administrator of the Bank (April
  Administration/Sales Management          1996 to Dec 1998), prior thereto,
  (beginning Jan. 1999)                    Vice President and Credit
                                           Administrator of the Bank.

Compensation of Directors and Executive Officers

   A Director who is not a Bank employee receives a monthly fee and a fee for each Bank Board or Bank Committee Meeting attended. The monthly fee is $291.84 for each Director, the Board Meeting fee is $400.00, and the Committee Meeting fee is $175.00. In addition, each outside director received a $4,000 bonus in 1999. Directors may elect to defer receipt of some or all Directors' fees.

   Directors who are not active officers in the Bank do not participate in either the Defined Benefit Pension Plan or the Profit Sharing Plan.

   Directors are permitted to participate in the Bank's group insurance plan along with salaried employees. This plan is funded 70% by the Bank and 30% by the Directors who are employees and 100% by Directors who are not employees.

   The Bank plans to continue the payment of such fees for regular Meetings of the Board and of the Committees of the Board.

   The following table sets forth the aggregate remuneration for the services in all capacities paid by the Bank during 1997, 1998 and 1999 to the Chief Executive Officer and each of the four highest paid Executive Officers of the Bank whose total annual salary and bonus exceeded $100,000.

                                                          Annual       Long Term Compensation
                                                       Compensation            Awards
                                                     ----------------- -----------------------
                                                                          Profit     Deferred
 Name                Title                      Year  Salary   Bonus   Sharing Plan Bonus Plan
 ----                -----                      ---- -------- -------- ------------ ----------
 K. A. Steinwert.... President & Chief          1999 $220,368 $125,000   $11,933     $61,096
                      Executive Officer         1998  201,405   50,000    12,267      53,439
                      (Effective Aug. 18,       1997   75,000       --        --      20,335
                      1997)

 R.S. Erichson...... Executive Vice President   1999 $152,129 $ 45,000   $11,933     $14,560
                      & Senior Credit Officer   1998       --       --        --          --

 D.H. Fraser........ Executive Vice President   1999 $146,150 $ 32,000   $11,933     $14,560
                      & Chief Operating         1998  135,575       --     9,885          --
                      Officer Secretary         1997  127,385    8,000     9,402          --

 J.R. Olson......... Executive Vice President   1999 $144,419 $ 32,000   $11,933     $14,560
                      & Chief Financial         1998  137,083       --    10,032          --
                      Officer, and Treasurer    1997  128,758    8,000     9,526          --

 D. R. Maas......... First Vice President       1999 $ 93,624 $ 16,000   $ 9,905          --
                      Special Assets (Retired   1998   92,357       --     5,671          --
                      as of 12/31/99)           1997   91,487    3,000     5,706          --

 D.E. Eddy.......... Senior Vice President &    1999 $ 92,209 $ 15,000   $ 6,675          --
                      Branch Administration/    1998   73,313       --     3,814          --
                      Sales Management

Deferred Bonus Plan

   Participants under the Deferred Bonus Plan are entitled to receive cash payments based on the long-term cumulative profitability of the Bank and its subsidiaries and a bonus factor determined for each participant. Deferred bonuses become payable to eligible participants after either the participant has become vested and his or her employment at the Bank terminates or there has been a "Change in Control" as defined in the Plan.

Profit Sharing Plan

   Benefits pursuant to the Profit Sharing Plan vest 0% during the first three years of participation 20% per year thereafter, and after seven years such benefits are fully vested.

Employment Contracts and Termination of Employment and Change in Control Arrangements

   The Bank entered into an employment agreement on July 8, 1997 with Kent A. Steinwert as its President and Chief Executive Officer. The agreement, which expires on August 18, 2000, provides for a minimum base salary of $200,000 annually, annual salary increases at the discretion of the Board of Directors based upon performance, use of a Bank-owned automobile and certain insurance benefits. Under certain circumstances in the event of termination of employment, Mr. Steinwert will be entitled to receive severance compensation set forth in the agreement.

   The Bank entered into an employment agreement on December 1, 1998 with Richard S. Erichson as its Executive Vice President and Senior Credit Officer. The agreement, which expires on November 30, 2001, provides for a minimum base salary of $150,000, a bonus of $40,000 for 1998 as compensation for forfeiture of a 1998 bonus with Mr. Erichson's previous employer, and annual salary increases at the discretion of the Board of Directors based upon a review of his performance during the previous year. Under certain circumstances in the event of termination of employment, particularly in connection with a change of control of the Bank, Mr. Erichson will be entitled to receive severance compensation set forth in the agreement.

   The Bank has not entered into any other employment agreements.

Defined Benefit Pension Plan

   The amount of accrued contribution to the Bank's Defined Benefit Pension Plan cannot readily be separately calculated at this time by the plan actuaries. The Bank's contribution requirement to the plan in 1999 was $666,746 as determined by the actuaries. The maximum annual retirement benefits, which any of the above named individuals would be entitled to receive, as Officers of the Bank, assuming that all applicable conditions of the plan are met, is $18,000 annually. Mr. Mettler elected to withdraw his respective vested interest the year he reached normal retirement age 65 and is no longer a participant in the Defined Benefit Pension Plan. Current rules permit the inclusion of a pension plan table demonstrating benefits payable upon retirement. Since the maximum compensation payable to any employee, including Executive Officers is $18,000 per year, a pension table has been excluded.

Certain Relationships and Related Transactions

   The Bank has had and expects to have in the future, loan transactions with many of its officers and Directors and their related interests on the same terms (including interest rates and collateral) as those prevailing for comparable transactions with others. Such loan transactions are subject to the limitations and requirements of Regulation O of the Federal Reserve Board and other applicable law. In management's opinion, all loans and commitments to lend included in said transactions were made in compliance with applicable laws on substantially the same terms, including interest rates and collateral, as those prevailing for comparable contemporaneous transactions with other persons of similar creditworthiness, and did not involve more than a normal risk of collection or present other unfavorable features. The aggregate amount of all such loans made during 1999 amounted to $476,000, including renewals of previous loans. The balance of these loans and loans made in prior years outstanding at December 31, 1999 amounted to $1,105,000.

                       Report of the Personnel Committee
              of the Board of Directors on Executive Compensation

   The Personnel Committee of the Bank reviews and establishes the general employment and compensation practices and policies of the Bank and approves procedures for the administration thereof. The Board of Directors of the Bank, operating through its Personnel Committee, establishes annual executive compensation for the Chief Executive ("CEO") and the other executive officers based on performance and regulatory publications that indicate compensation paid by other Banks of similar size. This annual evaluation process establishes a competitive base salary for each executive and offers incentive compensation, which can provide additional compensation if established performance measures are achieved.

   As described in the Summary Compensation Table, each named executive receives a monthly base salary, and is eligible to receive an annual cash bonus. Bank performance measures are established each year based on the Bank's profit objectives. The extent to which these objectives are achieved determines if and what size the annual cash bonus and merit increases will be.

   In evaluating the CEO's annual salary, the Personnel Committee uses a subjective evaluation as a basis for its decisions and considers: the Bank's net income, comparative executive compensation levels of similar peer groups, safety and soundness criteria, and current economic conditions. The performance measures used in determining the CEO's annual cash bonus is based on the same income objectives as all Company employees.

                                          Respectfully Submitted,

                                          Hugh Steacy
                                          Stewart C. Adams, Jr.
                                          Harry C. Schumacher

Indemnification

   The Company's Certificate of Incorporation and By-Laws provide for indemnification of officers, directors, employees and agents to the fullest extent permitted by Delaware law. Delaware law generally provides for the payment of expenses, including attorneys' fees, judgments, fines and amounts paid in settlement reasonably incurred by the indemnitees provided such person acted in good faith and in a manner he or she reasonably believed not to be opposed to the best interests of the corporation and with respect to any criminal action or proceeding if he or she had no reasonable cause to believe his or her conduct was unlawful. However, in derivative suits, if the suit is lost, no indemnification is permitted in respect of any claim as to which the prospective indemnitee is adjudged to be liable for misconduct in the performance of his or her duty to the company and then only if, and only to the extent that, a court of competent jurisdiction determines the prospective indemnitee is fairly and reasonably entitled to indemnity for such expenses as the court deems proper. Finally, no indemnification may be provided in any action or suit in which the only liability asserted against a director is pursuant to a statutory provision outlawing loans, dividends, and distribution of assets under certain circumstances.

   The provisions regarding indemnification may not be applicable under certain federal banking and securities laws and regulations.

Compliance With Section 16(a) of The Exchange Act

   Section 16(a) of the Securities Exchange Act of 1934, as amended, required the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Forms 3, 4 and 5 with the Securities Exchange Commission. Officers, directors and greater than ten percent stockholders are required by regulation to furnish the Company with copies of all Forms 3, 4 and 5 they file. Based solely on the Company's review of the copies of such forms it has received, the Company believes that all of its officers, directors and greater than ten percent beneficial owners complied with all filing requirements applicable to them with respect to transactions during 1999.

Performance Graphs

   The following graph compares the yearly percentage change in the Company's cumulative total shareholder return on Common Stock with (i) the cumulative total return of the American Stock Exchange market index, and (ii) a published index comprised by Media General Financial Services, Inc. of banks and bank holding companies throughout the United States (the industry group line depicted below). The graph assumes an initial investment of $100 and reinvestment of dividends. Points on the table represent the performance as of the last business day of each of the years indicated. The graph is not necessarily indicative of future price performance.

   The graph shall not be deemed filed or incorporated by reference into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this table by reference.

           Period ended December 31, 1994 through December 31, 1999

                       [PERFORMANCE GRAPH APPEARS HERE]

                COMPARISON OF SIX YEAR CUMULATIVE TOTAL RETURN

                                      1994   1995   1996   1997   1998   1999
                                     ------ ------ ------ ------ ------ ------
     Farmers & Merchants Bancorp.... 100.00 110.32 122.64 133.30 160.81 242.89
     Industry Index................. 100.00 139.50 182.78 263.30 276.62 257.70
     AMEX Market Index.............. 100.00 128.90 136.01 163.66 161.44 201.27

Security Ownership of Certain Beneficial Owners and Management

   To the knowledge of the Company, as of the Record Date, no person or entity was the beneficial owner of more than five percent (5%) of the outstanding shares of the Company's Common Stock except as provided below and in the following tables. For the purpose of this disclosure and the disclosure of ownership shares by management, shares are considered to be "beneficially" owned if the person has or shares the power to vote or direct the voting of the shares, the power to dispose of or direct the disposition of the shares, or the right to acquire beneficial ownership (as so defined) within 60 days of December 31, 1999.

   Title of       Name and Address           Amount and Nature of     Percent
   Class          of Beneficial Owner       Beneficial Ownership(1)   of Class
   --------       -------------------       -----------------------   --------
   Common Stock   Sheila M. Wishek(2)               50,930              7.71%
                  1704 Vallejo
                  San Francisco, CA 94123

   Common Stock   C.A. Wishek, Jr.                  44,207              6.69%
                  P.O. Box 906
                  Lodi, CA 95241

   Common Stock   Bruce Mettler                     33,308              5.05%
                  17901 N. Cherry Road
                  Lodi, CA 95240

--------
(1) Shares are beneficially owned, directly and indirectly, together with spouses, and unless otherwise indicated, holders share voting power with their spouses.

(2) Includes 7,126 shares of Common Stock (representing 1.09% of the outstanding Common Stock) for which Ms. Wishek holds a Power of Attorney.

   The following table shows the number of common shares and the percentage of the common shares beneficially owned (as previously discussed) by each of the current directors, by each of the nominees for election to the office of director, by the Chief Executive Officer and the four other most highly compensated executive officers (whose annual compensation exceeded $100,000) and by all directors and executive officers of the Company as a group as of December 31, 1999.

                                           Number of Shares
   Name and Address of Beneficial           of Common Stock
   Owner(1)                              Beneficially Owned(2) Percent of Class
   ------------------------------        --------------------- ----------------
   Stewart C. Adams, Jr................          1,186                  *
   Ralph Burlington....................          1,948                  *
   Douglas E. Eddy.....................             90                  *
   Richard S. Erichson.................             66                  *
   Donald H. Fraser....................            680                  *
   Robert F. Hunnell...................          1,323                  *
   Ole R. Mettler......................         20,387               3.08%
   John R. Olson.......................            500                  *
   James R. Podesta....................            790                  *
   George Scheideman...................          2,419                  *
   Harry C. Schumacher.................          4,066                  *
   Hugh Steacy.........................          2,023                  *
   Kent A. Steinwert...................          3,502                  *
   Calvin (Kelly) Suess................            617                  *
   Carl A. Wishek, Jr..................         44,207               6.69%
   All directors and executive officers
    as a group (16 persons)............         83,804              12.69%

--------
*   Indicates less than 1%.

(1) Unless otherwise indicated, the business address for each of the persons listed in the table is 121 West Pine Street, Lodi, CA, 95240-2184.

(2) Shares are beneficially owned, directly and indirectly, together with spouses, and, unless otherwise indicated, holders share voting power with their spouses.

                                  PROPOSAL 2

                           RATIFICATION OF AUDITORS

   At the Meeting a vote will be taken on a proposal to ratify the appointment of Arthur Andersen LLP, by the Board of Directors, to act as independent auditors of the Company for the year ending December 31, 2000. Arthur Andersen LLP are independent accountants and auditors who have audited the Company annually since 1985. Representatives of Arthur Andersen LLP are not expected to be present at the Meeting.

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF ARTHUR ANDERSEN
                         LLP AS INDEPENDENT AUDITORS.

                             STOCKHOLDER PROPOSALS

   Under the Rules of the Securities and Exchange Commission, if a stockholder wants to include a proposal in the Company's Proxy Statement and form of proxy for presentation at the Company's 2001 Annual meeting of Stockholders, the proposal must be received by the Company at its principal executive offices by November 20, 2000.

   Article III, Section 3.4 of the By-Laws of the Company provides a procedure for nomination for election of members of the Board of Directors: nominations for election to the Board of Directors may be made by the Board of Directors or by any holder of any outstanding class of capital stock of the Company entitled to vote for the election of directors. Nominations, other than those made by the Board of Directors, shall be made by notification in writing delivered or mailed to the President of the Company not less than thirty (30) days or more than sixty (60) days prior to any meeting of stockholders called for election of directors, provided, however, that if less than twenty-one
(21) days' notice of the meeting is given to stockholders, such nomination shall be mailed or delivered to the President of the Company not later than the close of business on the seventh (7th) day following the day on which the notice of meeting was mailed. The Company's Annual Meeting of Stockholders is expected to be held on April 16, 2001. Accordingly, any stockholder nomination for the 2001, Annual Meeting of Stockholders, to be timely, must be received by the Company not later than March 17, 2001 and not earlier than February 15, 2001. Notification must contain certain information as to each proposed nominee and as to each person acting alone or in conjunction with one or more persons, in making such nomination or in organizing, directing or financing such nomination. If the Chairman of the meeting acknowledges the nomination of a person not made in accordance with the foregoing procedures, the persons named as proxies in the proxy materials relating to the meeting will use their discretion in voting the proxies when the nomination is made at the meeting. A copy of the By-Laws of the Company can be obtained by written request to the Secretary of the Company, Donald H. Fraser, 121 W. Pine Street Lodi, California.

   According to Article II, Section 2.6 of the Company's By-Laws, in order for business to be properly brought before a meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company and must have been a stockholder of record at the time such notice is given. To be timely, a stockholder's notice shall be delivered to or mailed (by United States registered mail, return receipt requested) and received at the principal executive offices of the Company not less than seventy (70) days nor more than ninety (90) days prior to the first anniversary date of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than twenty (20) days, or delayed by more than seventy (70) days, from such anniversary date, notice by a stockholder to be timely must be so delivered or mailed (by U.S. registered mail, return receipt requested) and received not earlier than the close of business on the later of the seventieth (70th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. The Company's 2001 Annual Meeting of Stockholders is expected to be held on April 16, 2001. Accordingly, any stockholder proposal, to be timely, must be received by the Company no later than February 5, 2001, and no earlier than January 16, 2001. Such stockholder's notice to the Secretary must contain certain additional information, which is more particularly described in
Article II, Section 2.6 of the Company's By-Laws. No business shall be conducted at an annual meeting of stockholders unless proposed in accordance with the foregoing procedures. The Chairman of the meeting shall, if the factors warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the foregoing procedure and such business shall not be transacted.

                                 ANNUAL REPORT

   Together with this Proxy Statement, Farmers & Merchants Bancorp has distributed to each of its stockholders an annual report for the year ended December 31, 1999. The annual report contains the consolidated financial statements of the Company and its subsidiary and the report thereon of Arthur Andersen LLP, the Company's independent public accountants.

   Upon written request by any person entitled to vote at the Meeting, addressed to Donald H. Fraser, Secretary of the Company, at 121 W. Pine Street, Lodi, California 95240, we will provide, without charge, a copy of the Company's 1999 annual report on form 10-K, including the financial statements and the schedules filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934.

                                 OTHER MATTERS

   The management of the Company is not aware of any other matters to be presented for consideration at the Meeting or any adjournments or postponements thereof. If any other matters should properly come before the Meeting, it is intended that the persons named in the enclosed Proxy will vote the shares represented thereby in accordance with their best business judgment, pursuant to the discretionary authority granted therein.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Donald H. Fraser
                                          Secretary

[X] PLEASE MARK VOTES           REVOCABLE PROXY
    AS IN THIS EXAMPLE    FARMERS & MERCHANTS BANCORP

                                                                                                                     With  For All
                                                                                                             For     hold   Except
     ANNUAL MEETING OF STOCKHOLDERS                                 1.  ELECTION OF DIRECTORS of all        [____]  [____]  [____]
              APRIL 17, 2000                                            nominees listed (except as marked
                                                                        to the contrary below):
   This Proxy is solicited on behalf of the Board of Directors.
                                                                        Stewart C. Adams, Jr., Ralph Burlington, Robert F. Hunnell,
  The undersigned hereby appoint(s) Ole R. Mettler, Ralph               Ole R. Mettler, James E. Podesta, George Scheideman,
Burlington and Kent A. Steinwert and any of them, each with             Harry C. Schumacher, Hugh Steacy, Kent A. Steinwert,
full power of substitution as Proxy of the undersigned, to              Calvin (Kelly) Suess and Carl A. Wishek, Jr.
attend the Annual Meeting of Stockholders of Farmers &
Merchants Bancorp to be held at Lodi, California, at 4.00
p.m., on April 17, 2000 and any adjournment thereof, and to         INSTRUCTION: To withhold authority to vote for any individual
vote the number of shares the undersigned would be entitled         nominee, mark "For All Except" and write that nominee's name in
to vote if personally present as indicated hereon:                  the space provided below.

                                                                    ----------------------------------------------------------------

                                                                                                            For     Against  Abstain
                                                                    2.  PROPOSAL TO RATIFY THE              [____]   [____]   [____]
                                                                        APPOINTMENT OF ARTHUR ANDERSEN
                                                                        LLP as independent public
                                                                        accountants of the Bancorp.

                                                                    3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                                                                         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE
                                                                    MANNER DIRECTED BY THE UNDERSIGNED TO STOCKHOLDER. IF NO
                                       ------------------------     DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES
     Please be sure to sign and date          Date                  LISTED UNDER ITEM 1 AND IN FAVOR OF ITEM 2. THIS PROXY CONFERS
       this Proxy in the box below.                                 ON THE PROXYHOLDERS THE POWER OF CUMULATIVE VOTING AS DIRECTED
---------------------------------------------------------------     IN SUCH PROXY STATEMENT.

                                                                         Please sign exactly as name appears herein. When shares are
---- Stockholder sign above------------Co-holder (if any) sign-     held by joint tenants, both should sign. When signing as
above                                                               attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                             Detach above card, sign, date and mail in postage paid envelope provided.

                                                    FARMERS & MERCHANTS BANCORP
------------------------------------------------------------------------------------------------------------------------------------
                                           PLEASE MARK, DATE, SIGN AND RETURN THE PROXY
                                               PROMPTLY USING THE ENCLOSED ENVELOPE.
------------------------------------------------------------------------------------------------------------------------------------